U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 22, 2002



                            RETAIL HIGHWAY.COM, INC.
                            ------------------------
        (Exact name of small business issuer as specified in its charter)



     Nevada                         0-23485                     98-0177646
     ------                         -------                     ----------
 State or other              Commission File Number        (IRS Employer ID No.)
jurisdiction of
 incorporation)



                         149 Gainsborough Ave., Suite 2
                            Toronto, Ontario, Canada
                            ------------------------
                    (Address of principal executive offices)

                                     M4L 3C3
                                   (Zip Code)

                             1408-33 Harbour Square
                            Toronto, Ontario, Canada
                            ------------------------
                               (Previous Address)

                                 (416) 367-3213
                                 --------------
                           (Issuer's Telephone Number)

Item 4.  Changes in Registrant's Certifying Accountant.

     On July 22, 2002, Citrin Cooperman & Company LLP, the successor company of Horton & Company, L.L.C., the Registrant's independent accountant for the Registrant's fiscal year ended June 30, 2001 and 2000, resigned. The Registrant's financial statements for its fiscal year ended June 30, 2001 contained a going concern opinion.

     As of the date of this Report, the Registrant has not yet engaged another accounting firm to audit the Registrant's fiscal years ended June 30, 2002, as well as future financial statements, to replace the firm of Horton & Company, L.L.C., which was the independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended June 30, 2001, as filed with the Securities & Exchange Commission. The Registrant is in the process of recruiting another firm for this purpose.

     There were no disagreements within the last two fiscal years and subsequent periods with Horton & Company, L.L.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Horton & Company, L.L.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Horton & Company, L.L.C. furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated August 7, 2002, is filed as Exhibit
16.1 to this Form 8-K.

Item 7(c).  Exhibits.

Number      Exhibit
------      -------

16.1 Letter of Resignation of Registrant's independent certified accountant, Citrin Cooperman & Company LLP, f/k/a Horton & Company, L.L.C.


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


                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        RETAIL HIGHWAY.COM, INC.
                                        (Registrant)

                                        Dated: August 7, 2002


                                        By: s/Michael Levine
                                           -------------------------------
                                           Michael Levine, President




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


Exhibit 16.1
------------

Citrin Cooperman & Company, LLP
--------------------------------------------------------------------------------
Cerified Public Accountants










                                                  August 7, 2002


Securities and Exchange Commission
Washington, D.C. 20549


Horton & Company, LLC (a predecessor firm of Citrin Cooperman & Company, LLP) was previously the auditors for Retail Highway.com, Inc. On September 4, 2001, Horton & Company, LLC reported on the financial statements of Retail Highway.com, Inc. as of June 30, 2001 and 2000. On July 22, 2002, we resigned as the auditors of Retail Highway.com, Inc. We have read the statements made by Retail Highway.com, Inc., included under Item 4 of its Form 8-K dated August 7, 2002 and we agree with such statements.


                                         Very truly yours,

                                         s/Citrin Cooperman & Company, LLP

                                         Citrin Cooperman & Company, LLP







530 MORRIS AVENUE, SPRINGFIELD NJ 07081
(973) 218-0500 - FAX (973) 218-0511
e-mail: info@citrincooperman.com
        ------------------------
www.citrincoopoerman.com
------------------------



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